Exhibit 10.47

Second Amendment to the License Agreement Between the Regents of the University of California and
General Fiber, Inc. License Agreement Control No. 2006-04-0026 Effective January 3, 2007

This Second Amendment (the “Second Amendment”) dated January 3, 2007 is made by and between The Regents of the University of California and General Fiber, Inc.

RECITALS

WHEREAS, The Regents has entered into an Exclusive License with dated July 11, 2005, and a First Amendment to the License November 8. 2005 to various inventions entitled, "Estriol for the treatment of autoimmune diseases & the use of estnol and other and f'ci-rr.rrpn actlVe in the treatment of & other autoimmune diseases" 1998-531 & UCLA Case No. 2004-1 at The Regents (the "License Agreement’)

WHEREAS, Licensee desires to amend and the License with The

NOW THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants, and agreements hereinafter set forth, all parties to this Second Amendment mutually agree to amend the License Agreement as follows:

1  In Paragraph 1.1 ("Regents' Patent Rights"), any reference to "UC Case No. 2004101-3" 1S amended to exclude this case number (UC Case No. 2004-JOl-3). The remainder of the case numbers shall remain as part of the license.

2  Appendix A Patent is hereby amended to remove any reference to UC Case No. 2004-101 and LLS. Patent Application No.1 entitled. "The Use of Estriol and Other Estranes. Estrogen and Estrogen Active Compositions in the treatment of Psoriasis:, filed November 8, 2004, invented by Drs. Rhonda Voskuhl, Gerald D. Weinstein and Jenny E. Murase and to the

The remainder of the patents listed on A will remain of the license.

3. Under Section 6.3 of the License Agreement, section 6.3e shall be deleted.

4. In consideration for this Second Amendment, Licensee will pay to the a two thousand dollar ($2,000) amendment fee within thirty (30) of the Effective Date of this amendment.

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the License by their duly authorized for and valuable consideration.

GENERAL FIBER, INC.	THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By: /s/ Nicholas Stergis	By: /s/ Emily W. Loughran
Name: Nicholas Stergis	Name: Emily W. Loughran
Title: Chief Operating Officer	Title: Director of Licensing